UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska  68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 7/31/12

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Vista Capital Appreciation Fund

July 31, 2012

Vista Research and Management, LLC

124 Ritch Avenue

Suite A-201

Greenwich, CT 06830

1-877-477-7373

Dear Shareholder,

In February 2012, the Mirzam Capital Appreciation Fund [MIRZX] became a part of the Vista family of mutual funds becoming the Vista Capital Appreciation Fund [VRMAX]. From an investment standpoint, the strategy of the Fund remains identical and Bastiat Capital continues to serve as the sub-advisor to the Fund. From an operational standpoint, the move to Vista will allow the Fund much greater distribution opportunities and the ability to serve a wider base of shareholders.

The Fund’s primary performance benchmark is the S&P 500 but we also feel it important to measure the Fund’s performance versus the MSCI EAFE Index given the Fund’s exposure to non-US securities.

The Fund’s fiscal year began with a sell off in global markets followed by a rapid rebound in the first part of calendar year 2012. The debt crisis in Greece, a problem the past two years, put an end to the exuberance and by the end of May 2012 the market had given up all its 2012 gains. The politicians in Europe managed to kick the proverbial can down the road, which caused the market to respond with a decent rally. By the end of August 2012, some stocks were reaching all time highs.

We are committed to keeping portfolio turnover as low as possible. Such an investment strategy we believe is both cost and tax efficient.  Most, if not all, of these stocks will remain in the portfolio, year after year. In that sense, shareholders are not betting on us as much as on the corporations already in the portfolio.

We allocate capital to businesses that we count among the best in the world. They are primarily large cap companies with a dominant presence in the markets in which they operate. They also enjoy significant competitive advantages and have strong balance sheets. In addition, they pass our strict corporate governance criteria. Our investment approach can be summarized as follows: (a) we perform our own fundamental due diligence on the companies that we intend to buy; (b) for those that pass our stringent investment criteria we seek to buy their stock at prices that capture a discount to our assessment of their intrinsic values; (c) we invest in these equities with the intention of holding them for a very long time all the while monitoring their progress closely; and (d) our selling decisions are influenced by business model problems that might portend at worst permanent impairment or diminished expectations in future years. It is only in exceptional circumstances that we would invest in companies that do not pay dividends.

Despite periods of extreme volatility during the past year or so, our shareholders have stayed the course admirably, for which we are very grateful. We feel it makes far more sense to be buying stocks when others are selling in fear. We trust our shareholders are as committed as we are to the belief that investing for the long-term through a buy-and-hold approach reaps the benefits of compounding returns over many years.

We have a favorable outlook towards fiscal year 2113. Our shareholder can look at what we feel are quality companies in the portfolio to know that these corporations are well placed to exploit every possible opportunity for profit and expansion in a diverse set of industries and on a global scale. It is on these stocks that our shareholders will rely for potential future investment returns. Our undertaking is to engage in ongoing due diligence and monitor the companies in the portfolio very closely.

Regards,

Albert Meyer

Bastiat Capital

1467-NLD-10/1/2012

Vista Capital Appreciation Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2012

The Fund's performance figures* for the period ending July 31, 2012, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Vista Capital Appreciation Fund Class A	(3.64)%	7.34%	1.37%
Vista Capital Appreciation Fund Class A With Load	(9.16)%	5.24%	0.16%
S&P 500 Total Return Index	9.13%	14.13%	1.15%
MSCI EAFE Index	(14.36)%	0.31%	(7.83)%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 31, 2012, to ensure that the net annual fund operating expenses will not exceed 2.24% subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 2.99%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-877-477-7373.

The S&P 500 Total Return Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

The MSCI EAFE Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

** Inception date is August 14, 2007.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets
Semiconductors	13.4%
Mining	8.2%
Transportation	7.0%
Iron/Steel	6.7%
Pharmaceuticals	6.5%
Telecommunications	4.8%
Oil & Gas	4.7%
Retail	4.7%
Pipelines	4.4%
Food	4.0%
Other/Cash & Equivalents	35.6%
100.00%

Vista Capital Appreciation Fund
SCHEDULE OF INVESTMENTS
July 31, 2012
Shares		Value

	COMMON STOCK - 99.4%
	BIOTECHNOLOGY - 2.5%
2,670	Gilead Sciences, Inc. *	$ 145,061

	BUILDING MATERIALS - 1.2%
2,800	Simpson Manufacturing Co., Inc.	67,872

	CHEMICALS - 3.6%
290	Praxair, Inc.	30,090
2,600	Syngenta AG - ADR	176,904
		206,994
	COAL - 2.0%
8,000	Yanzhou Coal Mining Co. Ltd. - ADR	118,960

	COMMERCIAL SERVICES - 4.0%
5,000	Paychex, Inc.	163,450
3,200	Ritchie Bros Auctioneers, Inc. ^	67,424
		230,874
	COSMETICS/PERSONAL CARE - 1.5%
800	Colgate-Palmolive Co.	85,888

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
3,275	CME Group, Inc.	170,660

	ELECTRIC - 3.2%
8,040	CPFL Energia SA - ADR	186,046

	ELECTRICAL COMPONENTS - 2.8%
3,400	Emerson Electric Co.	162,418

	FOOD - 4.0%
3,780	Nestle SA - ADR	232,962

	HEALTHCARE-PRODUCTS - 4.0%
850	Becton Dickinson and Co.	64,354
4,250	Medtronic, Inc.	167,535
		231,889
See accompanying notes to financial statements.
Vista Capital Appreciation Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2012
Shares		Value

	HOUSEHOLD PRODUCTS - 2.0%
1,350	Church & Dwight Co., Inc.	$ 77,774
500	Clorox Co.	36,355
		114,129
	IRON/STEEL - 6.7%
19,600	Gerdau SA - ADR	178,360
7,000	Ternium SA - ADR	136,850
4,000	Vale SA - ADR	72,200
		387,410
	MEDIA - 0.5%
2,200	NET Servicos de Comunicacao SA - ADR *	28,094

	METAL FABRICATE/HARDWARE - 3.0%
4,500	Tenaris SA - ADR	172,260

	MINING - 8.2%
1,500	BHP Billiton Ltd. - ADR	99,510
1,200	Freeport-McMoRan Copper & Gold, Inc.	40,404
9,348	Southern Copper Corp.	301,754
3,200	Titanium Metals Corp.	37,312
		478,980
	MISCELLANEOUS MANUFACTURING - 1.8%
1,960	Illinois Tool Works, Inc.	106,506

	OIL & GAS - 4.7%
12,120	Pengrowth Energy Corp. ^	77,204
8,200	Statoil ASA - ADR	195,075
		272,279
	PHARMACEUTICALS - 6.5%
1,950	GlaxoSmithKline PLC - ADR	89,700
1,500	Johnson & Johnson	103,830
4,500	Teva Pharmaceutical Industries Ltd. - ADR	184,005
		377,535
See accompanying notes to financial statements.
Vista Capital Appreciation Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2012
Shares		Value

	PIPELINES - 4.4%
5,650	TransCanada Corp.	$ 256,792

	RETAIL - 4.7%
1,100	Buckle, Inc. ^	42,537
1,400	McDonald's Corp.	125,104
1,380	Wal-Mart Stores, Inc.	102,714
		270,355
	SEMICONDUCTORS - 13.4%
5,830	ASML Holding NV	335,225
5,130	Linear Technology Corp.	165,443
2,050	QUALCOMM, Inc.	122,344
10,900	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	152,273
		775,285
	TELECOMMUNICATIONS - 4.8%
3,020	China Mobile Ltd. - ADR	175,522
9,236	Telefonica SA - ADR	104,829
		280,351
	TRANSPORTATION - 7.0%
1,300	Canadian National Railway Co.	114,504
2,500	Expeditors International of Washington, Inc.	88,925
13,900	Ship Finance International Ltd. ^	201,272
		404,701

	TOTAL COMMON STOCK (Cost $5,204,213)	5,764,301

	SHORT-TERM INVESTMENTS - 0.5%
29,178	Fidelity Institutional Treasury Only Portfolio, 0.22%** (Cost $29,178)	29,178

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 5.8%
334,672	Fidelity Institutional Treasury Only Portfolio, 0.22%** (Cost $334,672)	334,672

	TOTAL INVESTMENTS - 105.7% (Cost - $5,568,063) (a)	$ 6,128,151
	LIABILITIES IN EXCESS OF ASSETS - (5.7)%	(330,194)
	TOTAL NET ASSETS - 100.0%	$ 5,797,957

* Non-income producing security.
ADR - American Depositary Receipt
^ A portion of this security is out on loan as of July 31, 2012.
** Money market fund; interest rate reflects seven-day effective yield on July 31, 2012.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is substantially the same.

See accompanying notes to financial statements.

Vista Capital Appreciation Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

ASSETS
Investment securities:
At cost	$ 5,568,063
At value	$ 6,128,151
Dividends and interest receivable	10,953
Cash	2,884
Receivable for Fund shares sold	162
Due from Advisor	5,435
Prepaid expenses and other assets	5,263
TOTAL ASSETS	6,152,848

LIABILITIES
Securities lending collateral	334,672
Fees payable to other affiliates	2,626
Distribution (12b-1) fees payable	800
Accrued expenses and other liabilities	16,793
TOTAL LIABILITIES	354,891
NET ASSETS	$ 5,797,957

Composition of Net Assets:
Paid in capital	$ 5,644,053
Undistributed net investment income	52,668
Accumulated net realized loss from security transactions
and foreign currency	(458,846)
Net unrealized appreciation of investments and foreign currency	560,082
NET ASSETS	$ 5,797,957

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 5,797,957
Shares of beneficial interest outstanding (a)	575,824
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 10.07
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 10.68

(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)	A redemption fee of 2.00% is imposed on shares redeemed within 30 days after they are purchased.

See accompanying notes to financial statements.

Vista Capital Appreciation Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2012

INVESTMENT INCOME
Dividends	$ 241,706
Interest	135
Securities lending income	2,657
Less: Foreign withholding taxes	(19,609)
TOTAL INVESTMENT INCOME	224,889

EXPENSES
Investment advisory fees	92,333
Distribution (12b-1) fees	16,577
Administrators and related parties fees and expenses	60,629
Professional fees	33,476
Registration fees	29,109
Trustees fees and expenses	8,839
Compliance officer fees	9,368
Custodian fees	5,144
MFund service fees	4,165
Non 12b-1 shareholder servicing fees	1,536
Printing and postage expenses	748
Other expenses	9,969
TOTAL EXPENSES	271,893

Less: Fees waived and expenses reimbursed by the Advisor	(141,825)
NET EXPENSES	130,068

NET INVESTMENT INCOME	94,821

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(208,922)
Foreign currency transactions	69
Net realized loss from investments and foreign currency transactions	(208,853)
Net change in unrealized depreciation on:
Investments	(211,202)
Foreign currency translations	(6)
Net change in unrealized depreciation on investments and foreign currency translations	(211,208)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(420,061)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (325,240)

See accompanying notes to financial statements.

Vista Capital Appreciation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2012	July 31, 2011
FROM OPERATIONS
Net investment income	$ 94,821	$ 73,647
Net realized loss on investments
and foreign currency transactions	(208,853)	(147,918)
Net change in unrealized appreciation (depreciation) of investments
and foreign currency translations	(211,208)	996,756
Net increase (decrease) in net assets resulting from operations	(325,240)	922,485

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(50,412)	(68,351)
From return of capital	-	(7,088)
From distributions to shareholders	(50,412)	(75,439)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	135,744	1,117,927
Net asset value of shares issued in reinvestment of distributions	49,980	75,040
Redemption fee proceeds	1,499	60
Payments for shares redeemed	(2,006,346)	(257,255)
Net increase (decrease) in net assets from shares of beneficial interest	(1,819,123)	935,772

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,194,775)	1,782,818

NET ASSETS
Beginning of Year	7,992,732	6,209,914
End of Year *	$ 5,797,957	$ 7,992,732
*Includes undistributed net investment income of:	$ 52,668	$ 5,503

See accompanying notes to financial statements.
Vista Capital Appreciation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2012	July 31, 2011
SHARE ACTIVITY
Shares Sold	14,229	104,280
Shares Reinvested	5,524	7,095
Shares Redeemed	(203,054)	(23,845)
Net increase (decrease) in shares of beneficial interest outstanding	(183,301)	87,530

See accompanying notes to financial statements.

Vista Capital Appreciation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

						Class A

		Year		Year		Year		Year		Period
		Ended		Ended		Ended		Ended		Ended
		July 31, 2012		July 31, 2011		July 31, 2010		July 31, 2009		July 31, 2008	(1)
Net asset value, beginning of period		$ 10.53		$ 9.25		$ 8.34		$ 10.30		$ 10.00

Activity from investment operations:
	Net investment income	0.14	(7)	0.10		0.07		0.15		0.09	(7)
	Net realized and unrealized
	gain (loss) on investments	(0.53)		1.28		0.91		(1.91)		0.27	(9)
Total from investment operations		(0.39)		1.38		0.98		(1.76)		0.36

Less distributions from:
	Net investment income	(0.07)		(0.09)		(0.07)		(0.16)		(0.07)
	Net realized gains	-		-		-		(0.03)		-
	Return of Capital	-		(0.01)	(10)	-		(0.01)	(10)	-
Total distributions		(0.07)		(0.10)		(0.07)		(0.20)		(0.07)

Paid-in-Capital from redemption fees (7)		-	(2)	-	(2)	-	(2)	-	(2)	0.01
Net asset value, end of period		$ 10.07		$ 10.53		$ 9.25		$ 8.34		$ 10.30

Total return (3)		(3.64)%		14.94%		11.79%		(16.67)%		3.67%	(6)

Net assets, at end of period (000s)		$ 5,798		$ 7,993		$ 6,210		$ 5,428		$ 2,865

Ratio of gross expenses to average
	net assets (4)	4.11%		4.10%		4.42%		5.62%		12.60%	(5)
Ratio of net expenses to average
	net assets	1.97%	(11)	1.74%		1.87%	(8)	2.00%		2.00%	(5)
Ratio of net investment income
	to average net assets	1.43%		0.98%		0.81%		2.27%		0.89%	(5)

Portfolio Turnover Rate		14%		17%		2%		1%		3%	(6)

(1)	The Vista Capital Appreciation Fund (formerly, Mirizam Capital Appreciation Fund) Class A shares commenced operations on August 14, 2007.
(2)	Amount represents less than $0.01 per share.
(3)

Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends and capital gain distributions, and does not reflect the impact of sales charges or redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Predecessor Adviser.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	Per share amounts calculated using the average shares method.
(8)	Effective May 1, 2010, the Predecessor Adviser agreed to waive fees to maintain fund expenses at 1.49%, excluding 12b-1 fees of 0.25%. Prior to that date, the expense cap was 2.00%.
(9)

Realized an unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.

(10)	This is a temporary book to tax difference due to the tax character of the distributed income.
(11)	Effective December 31, 2011, the Advisor agreed to waive fees to maintain fund expenses at 2.25%, excluding 12b-1 fees of 0.25%. Prior to that date, the expense cap was 1.49%.

See accompanying notes to financial statements.

Vista Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

 (1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-five series. These financial statements include the following series: Vista Capital Appreciation Fund (the “Fund”). The Fund is registered as non-diversified. The Fund’s investment advisor is Vista Research and Management, LLC (the “Advisor”).The Fund was formerly known as the Mirzam Capital Appreciation Fund, and was a series of the Unified Series Trust.

 The Board of Trustees of the Unified Series Trust, including those Trustees considered “independent” under the 1940 Act concluded that the tax-free reorganization of the Mirzam Capital Appreciation Fund into the Mutual Fund Series Trust, was in the best interests of the shareholders of the Fund.  Therefore, the Fund became a series of the Mutual Fund Series Trust on February 17, 2012.

Vista Capital Appreciation Fund commenced operations on August 14, 2007. The Fund’s investment objective is to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a) Investment Valuation - The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ at the NASDAQ Official Closing Price (“NOCP”); (c) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs
(Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1

-

quoted prices in active markets for identical securities.

Level 2

-

other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk, etc.).

Level 3

-

significant unobservable inputs (including the Fund’s own assumptions in determining fair value investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of July 31, 2012:

Vista Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Assets Security Classifications (a)(b)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stock	$ 5,764,301	$ -	$ 5,764,301
Short-Term Investments	-	29,178	29,178
Investment of Cash Collateral For Securities Loaned	-	334,672	334,672
Total	$ 5,764,301	$ 363,850	$6,128,151

(a) As of and during the year ended July 31, 2012, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2. It is the Fund’s policy to recognize transfers at the end of the period.

(b) Please refer to the Schedule of Investments for industry classification.

During the year ended July 31, 2012, no securities were valued in accordance with the Trust’s good faith pricing guidelines.

b)

Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended July 31, 2012, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of July 31, 2012, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax years (tax years ended July 31, 2009, July 31, 2010, July 31, 2011 and July 31, 2012) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax return is presently in progress.

d)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

e)

Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

f)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Vista Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

h)

Redemption Fees and Sales Charges (loads) - Shareholders of the Fund that redeem within 30 days of purchase will be   assessed a redemption fee of 2.00% of the amount redeemed. A $15 fee may also be charged for redemptions made by wire. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Fund. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund.

i)

Security Loans - The Fund has entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of income earned on invested collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

At July 31, 2012, the market value of securities on loan and the cash collateral value for the loan were as follows:

Market Value	Collateral Value
$ 326,396	$ 334,672

(2)

INVESTMENT TRANSACTIONS

For the year ended July 31, 2012, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 940,148	$ 2,221,261

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Mirzam Asset Management, LLC (the “Predecessor Adviser”) served as the Fund’s Investment advisor until the reorganization on February 17, 2012.  The Predecessor Adviser had retained Bastiat Capital LLC, (the “Sub-Adviser”) to serve as Sub-Adviser to provide portfolio management and related services to the Fund.  Bastiat Capital LLC received a fee from the Predecessor Adviser (not the Fund) for these services. The Predecessor Adviser, under the terms of the management agreement (the “Agreement”), managed the Fund’s investments. As compensation for its management services, the Fund was obligated to pay the Predecessor Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets.

Vista Research and Management, LLC acts as investment advisor to the Fund pursuant to the terms of the Management Agreement (the “Management Agreement”) effective February 17, 2012. Under the terms of the Management Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Advisor, as of the last day of each month, an annualized fee equal to 1.25% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment advisor to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended July 31, 2012, advisory and management fees of $92,333 were incurred by the Fund. The Predecessor Adviser earned approximately $57,182 for the period August 1, 2012 through February 16, 2012 and the Advisor earned approximately $35,151 for the period February 17, 2012 through July 31, 2012, before the waiver and reimbursement described below.

The Advisor and the Fund have entered into an Expense Limitation Agreement, effective February 17, 2012, under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 2.25% for Class A of the Fund’s average daily net assets through December 31, 2012. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

Vista Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

For the period August 1, 2012 through February 16, 2012, the Predecessor Adviser waived management fees and reimbursed other expenses of $106,528 and for the period February 17, 2012 through July 31, 2012, the Advisor waived management fees and reimbursed other expenses of $35,297.  As of July 31, 2012, the Advisor may recapture $35,297 of waived management fees no later than July 31, 2015.

The Advisor has retained Bastiat Capital, LLC, to serve as investment Sub- Adviser to the Fund. The Sub-Adviser uses its best judgment to make investment decisions on behalf of the Fund, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Advisor from time to time at reasonable times to review investment policies and to consult with the Advisor regarding the investment affairs of the Fund, and assists the Advisor in marketing the Fund. The Sub- Adviser also votes proxies relating to the Fund’s portfolio securities, and maintains books and records with respect to the securities transactions and renders to the Advisor such periodic and special reports as the Advisor or the Trustees may request. The Sub-Adviser pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund. The Sub-Adviser is controlled by Albert J. Meyer, its Managing Member and a portfolio manager of the Fund.

Under the terms of a sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”), the Sub-Adviser receives a fee from the Advisor (not the Fund) computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s net assets above $20,000,000. For the fiscal year ended July 31, 2012, the Sub-Adviser waived its fees from the Advisor in respect of its sub-advisory services to the Fund.

Under the terms of a mutual fund transfer agreement between the Advisor and the Predecessor Adviser, the Predecessor Adviser receives a fee from the Advisor (not the Fund) computed and accrued daily and paid monthly based on the following asset levels:

Average Monthly Assets Payment

Greater than $10 million but less than $15 million 0.03% annually

Greater than $15 million but less than $20 million 0.04% annually

Greater than $20 million but less than $50 million 0.05% annually

Greater than $50 million 0.08% annually

The Trust has entered into a Management Services Agreement (the “Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $100 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended July 31, 2012, the Fund incurred $4,165 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services [and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust)], and is not paid any fees directly by the Trust for serving in such capacities.

Huntington Asset Services, Inc. (“Huntington”) served as the Fund’s administrator, fund accountant and transfer agent through February 17, 2012. Effective February 17, 2012, Matrix 360 Administration, LLC (“Matrix”) served as the Fund’s administrator, fund accountant and transfer agent through April 27, 2012. Effective April 27, 2012, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Fund’s Distributor and Advisor for distribution related expenses.

Vista Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

(4)   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2012	July 31, 2011
Ordinary Income	$ 50,412	$ 80,823
Return of Capital	-	7,088
	$ 50,412	$ 87,911

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $12,472 of allowable foreign tax credits which have been passed through to the Fund’s underlying shareholders.

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed			Unrealized	Total
Ordinary	Long-Term	Post October	Capital Loss	Appreciation/	Accumulated
Income	Gains	Losses	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$ 52,668	$ -	$ (211,609)	$ (247,237)	$ 560,082	$ 153,904

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $211,609.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At July 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 59,878	$ -	$ 59,878	July 31, 2018
36,623	-	36,623	July 31, 2019
7	150,729	150,736	No Expiration
$ 96,508	$ 150,729	$ 247,237

Permanent book and tax differences primarily attributable to foreign exchanges transactions and adjustments for partnerships, resulted in reclassification for the Fund for the period ended July 31, 2012 as follows: an increase in undistributed net investment income of $2,756 and an increase in accumulated net realized loss from investments and foreign currency transactions of $2,756.

(5)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2012, Brown Brothers Harriman held 73% of the voting securities of the Fund, for the sole benefit of its customers and may be deemed to control the Fund.

(6)

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and

Vista Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

 for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

(7)

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Vista Capital Appreciation Fund and

Board of Trustees of Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities of Vista Capital Appreciation Fund (the “Fund”), a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Mirzam Capital Appreciation Fund, a series of shares of Unified Series Trust), including the schedule of investments, as of July 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended July 31, 2011 and the financial highlights for each of the years in the three-year period then ended and for the period August 14, 2007 (commencement of operations) through July 31, 2008 have been audited by other auditors, whose report dated September 29, 2011, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vista Capital Appreciation Fund as of July 31, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

October 01, 2012

Additional Information (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-477-7373; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-477-7373; and on the Commission’s website at http://www.sec.gov.

Board Deliberations Regarding Renewal of the Management Agreement with respect to the Vista Capital Appreciation Fund

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved the Management Agreement between the Trust, on behalf of the Vista Capital Appreciation Fund (the “Fund”), and Vista Research and Management, LLC (“Vista” or the “Adviser”) at a meeting of the Board of Trustees held on November 29, 2011 (the “Meeting”).  The Board of Trustees of the Trust, including the Independent Trustees, also unanimously approved the Sub-Advisory Agreement between Vista and Bastiat Capital, LLC with respect to the Fund at the Meeting.

In connection with their deliberations regarding approval of the Management Agreement and Sub-Advisory Agreement, the Trustees reviewed a report prepared by the Adviser and Bastiat setting forth, and the adviser’s responses to, a series of questions regarding, among other things, the adviser’s past investment performance, its proposed services to the Fund, comparative information regarding the Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Fund.  The Trustees noted that the Adviser will receive the benefit of 12b-1 fees as a resource for distribution related expenses.

As to the business and the qualifications of the personnel of the Adviser and Bastiat, the Trustees examined a copy of each firm’s registration statement on Form ADV and discussed, in particular, the experience of its fund management personnel.  The Trustees also reviewed the draft Prospectus and Statement of Additional Information for the Fund.  The Trustees considered the Adviser’s and Bastiat’s duties under the terms of its respective Management Agreement or Sub-Advisory Agreement.  Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the applicable Management Agreement or Sub-Advisory Agreement.

Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  With respect to Vista, the Board considered the performance of the other series of the Trust that the firm advises.  With respect to Bastiat, the Board considered the performance of the Mirzam Capital Appreciation Fund and noted that the fund had outperformed the MSCI EAFE Index for the year-to-date, 1-year and 3-year periods ended November 8, 2011.  The Board also considered the fund’s performance relative to a peer group of similarly managed mutual funds.  Based upon their review, the Trustees concluded that the Adviser and Bastiat have the potential to deliver favorable returns.

As to the costs of the services to be provided and the profits to be realized by the Adviser and Bastiat, the Trustees reviewed each firm’s estimates of its profitability and financial information about the firm.  The Trustees also considered whether the Adviser had agreed to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits.  Based on their review, the Trustees concluded that they were satisfied that the Adviser’s and Bastiat’s expected level of profitability from its relationship with the Fund would not be excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared that fee to management fees paid by funds in a relevant peer group.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in a peer group.  With respect to the Vista Fund, the Board considered that the Fund would pay Vista 1.25% of the Fund’s average daily net assets and that Vista will pay out of its advisory fees, a sub-advisory fee to Bastiat of 0.40% of the Fund’s average daily net assets on assets above $20 million.  The Board noted that the Vista Fund’s proposed management fee and expense ratio were at the higher end of the range of fees and expenses of funds in the Fund’s peer group, but in line with or lower than certain funds in the peer group.

Following the discussion, the Trustees concluded that the Fund’s proposed management fee and/or sub-advisory fee was acceptable in light of the quality of services the Fund expects to receive from its Adviser or Bastiat and the level of fees paid by funds in the peer group.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for an adviser to share the economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  The Trustees recognized that management agreements with competitor funds do not always contain breakpoints and consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund the its shareholders.

TRUSTEE AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor , are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-477-7373.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2, Omaha, NE 68137 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	[25]	None
Tiberiu Weisz c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2, Omaha, NE 68137 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	[25]	None
Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	[25]	None

TRUSTEE AND OFFICERS (Unaudited) (continued)

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Chief Executive Officer	Trustee since 7/2006; President and Chief Executive Officer since 4/2012

Managing Member, Catalyst Capital Advisors LLC, January 2006- present;

President, MFund Services LLC, 1/2012 to present;

President, Abbington Capital Group LLC, 1998- present;

President,  Mutual Advisors, Inc., 3/2011 to present;

CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 3/2010;

SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.

				[25]	None
Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer and	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

Vista Capital Appreciation Fund

EXPENSE EXAMPLES (Unaudited)

July 31, 2012

As a shareholder of the Vista Capital Appreciation Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Vista Capital Appreciation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2012 through July 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Vista Capital Appreciation Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 2/1/12	Ending Account Value 7/31/12	Expenses Paid During Period* 2/1/12 – 7/31/12
Class A	$1,000.00	$1,005.00	$11.07

Hypothetical (5% return before expenses)	Beginning Account Value 2/1/12	Ending Account Value 7/31/12	Expenses Paid During Period* 2/1/12 – 7/31/12
Class A	$1,000.00	$1,013.82	$11.12

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 2.22%, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Mutual Fund Series Trust

450 Wireless Blvd

Hauppauge, NY 11788

ADVISOR

Vista Research and Management, LLC

124 Ritch Avenue

Suite A-201

Greenwich, CT 06830

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 Easton Oval

Columbus, OH  43215

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2012	2011
Vista Capital Appreciation Fund	11,000	11,500

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2012	2011
Vista Capital Appreciation Fund	2,000	2,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended July 31, 2012 and 2011 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: October 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: October 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: October 10, 2012